UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

______

Date of Report (Date of earliest event reported): November 20, 2008

______

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 338-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  -  Results of Operations and Financial Condition.

On November 20, 2008, Dell Inc. issued a press release announcing its financial results for its fiscal quarter ended October 31, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  -  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 – Press Release issued by Dell Inc., dated November 20, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date:	November 20, 2008	By:	/s/ Thomas W. Sweet
Thomas W. Sweet
Vice President, Corporate Finance and Chief Accounting Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Dell Inc., dated November 20, 2008.

4